Connecticut Water
New York Society of Security Analysts
December 4, 2008

Except for the historical statements and discussions,
some statements contained in this report constitute
“forward looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and Section
21E of the Securities Exchange Act of 1934. These
forward looking statements are based on current
expectations and rely on a number of assumptions
concerning future events, and are subject to a number
of uncertainties and other factors, many of which are
outside our control, that could cause actual results to
differ materially from such statements.
Forward Looking Statements

Connecticut Water Service, Inc.
• Non-Operating Holding Company
• Two Principal Subsidiaries
 – Connecticut Water Company
 – New England Water Utility Services, Inc.
• NASDAQ GS:CTWS

Connecticut Water Company
• Organized in 1956
• 54 Towns
• Serving 300,000 people
• 225 Employees

Residential
90.6%
Commercial
6.4%
Fire Protection
1.9%
Public Authority
0.7%
Industrial
0.5%
Largest Customer:
CT Department of Corrections
< 1% of revenue
Customers by Class

CWC Service Area
2007
BUI Eastern
Service Area
 Service Area Profile
• Suburban/Rural area
• 60 customers/mile of main
• Median household income 2006 -
 2007 $64,158 (U.S. - $50,233)
• >500 community water systems
 statewide
 – 100 municipal/public authority
 – > 75% serve less than 500 people

EPS
$0.81
$1.06
Segment Earnings
2006 - 2007
Continuing Operations

EPS
$0.89
$0.87
$0.18
$0.20
$0.22
$0.35
$0.47
$0.34
2008 Quarterly Earnings

3rd Quarter Weather
• Wettest 3rd Quarter since 1955
• Twice normal rainfall
 – 24 inches in 2008 vs. Normal of 12 inches
 – 7 inches in 2007
• Trace of rain or more recorded on 10 of 13
 weekends
• 10% decrease in billed consumption per
 customer compared to 2007
• Rain largely offset revenues from higher
 rates and Eastern Acquisition

Millions $
$14.6
$14.1
Phase 2
$7.0
Phase 1
$7.1
Rate Case Summary
• 30.2% Increase Requested
• 29% Granted
• 10.125% Return of Equity
• Phase-in Response to
 Customer Request

Dividend Growth

Water Touches Everything
We Care About…

Water Touches Everything
We Care About…

Water Touches Everything
We Care About…

Water Touches Everything
We Care About…

Our Strategy…

Customer Strategy
• Trust is our Foundation
 • Product Consumed
 • Water Quality is critical
 • Essential Service
 • Responsiveness & Courtesy

• Operational Excellence
 – Reliability & Efficiency
 – Process Improvement
 • EPA Partnership Award
• Customer Satisfaction
 • Measured by CRPP
 • One increase in 15 Years
 – Phase in

World Class 85%
Customer Satisfaction

Employee Strategy
• Based on Building Trust
• Team & Service Oriented
• Professionals
• Employee Satisfaction
 – Honesty, Trust & Respect
 – Communication
 – Leadership

Our Strategy

Shareholder Strategy
• Consistent Financial Performance
 – Shareholder Value Added - #2 in 2007
• Strong Dividend Yield
 – 3.6% Yield - #1 in 2007
• High Earnings Quality
 – Revenues: 90 % Water / 10 % Services & Rentals
 – Earnings: 65 - 100 % Water
• Strong Balance Sheet
• Conservative Financial Management

Growth Strategy
• Invest in Water Infrastructure
 – Timely recovery (24 - 36 months)
 • New Water Infrastructure & Conservation
 Adjustment
• Acquisitions - Water & Wastewater
• Expand Services Business

(Millions)
* 2008 Estimated
** 2009 Projected
Investing in Infrastructure -
Capital Expenditures

WICA
(Water Infrastructure Conservation Adjustment)
• DSIC - type infrastructure recovery
 mechanism
• 5% annual cap - 7.5% maximum
 adjustment
• Plan to use in 2009
 – $11 million approximate CapEx
 devoted to pipeline

Connecticut DPUC
• Connecticut DPUC
 – 5 Commissioners
  (2 vacancies)
• Jack W. Betkoski III
 – Lead water commissioner
 – Former Chairman NARUC Water Committee
• 6 month regulatory lag
• Regulatory strategy - engage & educate

2007/2008 Acquisitions
•  Ellington Acres Company
 – 750 customers
 – $1.495 million
 – Announced July 2008
 – Application filed with DPUC, decision expected in late 2008 /
 early 2009
• Birmingham Utilities - Eastern CT
 –  2,500 customers
 –  H2O Services, Inc. (50 contract operations)
 –  $3.5 million cash for $10 million of rate base
 –  Closed January 2008
• Hilldale Park - 55 customers - November 2007
• Avery Heights - 216 customers - March 2007

Customer Growth

New England Water Utility
Services, Inc.
• Established in 1999
• Water & Wastewater
 – 109 clients throughout
 Southern New England
 – Linebacker® Service Line
 Protection Program

Residential
customers enrolled
* Enrollment fee increased 7.5% in 3rd Q
2007
2006*
2005
2004
2008
Linebacker®
Service Line Protection
Renewal Rate
>90%

UConn Partnership
• Management of University’s Water
 Systems
• 2 Year Agreement
 – Option for 2 one-year
  renewals
 – Valued at $1.75 M if
  extended
• Build Brand

Increasing Liquidity
• 35% Institutional Ownership
• Constituent of Russell 2000®
• 50 day average trading volume
 > 27,500 shares (as of 11/19/2008

Stability
• S&P Credit Rating
 • A/Stable
• 39 Years of increasing dividend payments
 • 3.6% annual dividend yield
• 52 Years of Quarterly Dividends
• One of America’s Finest Companies by Staton
 Institute for 2009
 • One of 307 Companies (out of 19,000)

• Employees
• Shareholders
We Serve…
• Customers

Connecticut Water Thanks You!
Your Questions & Feedback…